Exhibit 10.1

Execution Version

BLACKSTONE HOLDINGS FINANCE CO. L.L.C.

345 Park Avenue

New York, New York 10154

August 8, 2024

BXPE US Aggregator (CYM) L.P.

345 Park Avenue, 40th Floor

New York, New York 10154

RE:	BXPE US Aggregator (CYM) L.P. Joinder to Amended Line of Credit Agreement (as defined below)

Ladies and Gentlemen:

Reference is made to that certain (i) Amended and Restated Uncommitted Unsecured Line of Credit, dated as of November 3, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Amended Line of Credit Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings assigned therein), by and among Blackstone Holdings Finance Co. L.L.C., as lender (the “Lender”), and the Borrowers listed on Exhibit D thereto and (ii) Promissory Note, dated as of November 4, 2022 (the “Master Note”), by and between the borrowers listed on Schedule II thereto and the Lender.

Pursuant to the terms of the Amended Line of Credit Agreement, the Lender has agreed to offer to Persons listed in Exhibit D thereto (as the same may be updated from time to time) an uncommitted unsecured line of credit up to a maximum of $300,000,000 under which the Lender may, from time to time in its sole discretion, approve requests by one or more Borrowers for Loans.

The Lender hereby (x) approves BXPE US Aggregator (CYM) L.P., a Cayman Island exempted limited partnership (the “New Borrower”), as a Borrower under the Amended Line of Credit Agreement, and (y) agrees to restate Exhibit D to the Amended Line of Credit Agreement in its entirety, as set forth on Annex A hereto, to reflect the addition to such Exhibit D of the New Borrower. In connection with the foregoing, the Lender hereby further accepts and acknowledges (i) the appending to the Master Note of a signature page executed by the New Borrower and (ii) the addition of the New Borrower as a borrower on Schedule II thereto (which shall be in the form of Annex B hereto).

For the avoidance of doubt, all other provisions contained in the Amended Line of Credit Agreement shall continue in full force and effect. This letter agreement, the Amended Line of Credit and the other documents referred to therein embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof and thereof.

This letter agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one document. Delivery of an executed signature page to this letter agreement by facsimile, PDF or other electronic transmission shall be as effective as delivery of an original executed counterpart of this letter agreement. This letter agreement shall be governed by the laws of the State of New York.

By signing this letter agreement, the New Borrower agrees to the terms of the Amended Line of Credit Agreement. Please indicate your agreement and acceptance to the foregoing by signing below and returning this letter agreement to us.

Sincerely yours,

BLACKSTONE HOLDINGS FINANCE CO. L.L.C.

By:	/s/ Eric Liaw
Name:	Eric Liaw
Title:	Authorized Signatory

[BXPE/Finco LOC Letter Joinder of BXPE US Aggregator (CYM) L.P.]

AGREED AND ACCEPTED AS OF

THE DATE FIRST ABOVE WRITTEN:

BXPE US AGGREGATOR (CYM) L.P.

By: Blackstone Private Equity Strategies Associates, L.P.

By: BXPEA L.L.C.

By:	/s/ Joe Rocco
Name:	Joe Rocco
Title:	Managing Director

[BXPE/Finco LOC Letter Joinder of BXPE US Aggregator (CYM) L.P.]

Annex A

EXHIBIT D TO LETTER AGREEMENT

Borrowers:

1.  Blackstone Private Equity Strategies Fund L.P.

2.  Blackstone Private Equity Strategies Fund SICAV – BXPE Feeder SICAV – I, , an investment company with variable capital (société d’investissement à capital variable), incorporated as a Luxembourg public limited liability company (société anonyme) and constituting a Part II Luxembourg Fund, existing under the laws of Luxembourg, having its registered office at 11-13, boulevard de la Foire, L-1528 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg Trade and Companies Register under number B268980, acting in respect of its compartment, BXPE Feeder SICAV – I.

3.  BXPE Aggregator SCSp , a société en commandite spéciale, existing under the laws of Luxembourg, having its registered office at 8-10, Avenue de la Gare, L-1610 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg Trade and Companies Register under number B282183.

4.  BXPE US Aggregator (CYM) L.P.

Annex B

SCHEDULE II TO MASTER NOTE

Borrowers	Jurisdiction of Organization
Blackstone Private Equity Strategies Fund L.P.	Delaware

Blackstone Private Equity Strategies Fund SICAV – BXPE Feeder SICAV – I	Luxembourg

BXPE Aggregator SCSp	Luxembourg

BXPE US Aggregator (CYM) L.P.	Cayman Islands